                   Dear Fellow Shareholder:

                   As the period covered by this report opened, markets were in
  [PHOTO OF        the midst of a serious loss of confidence stemming from
 Charles T.        global financial crises and widespread decline in U.S.
   Bauer,          corporate earnings growth. From July until October, a major
Chairman of        market correction for equities bolstered U.S. Treasury
the Board of       issues, whose safety attracts investors in doubtful times.
  THE FUND         The reporting period would bring two particularly serious
APPEARS HERE]      financial shocks, first the debt default by Russia, and
                   later the currency devaluation by Brazil. The result was
                   another six months of market volatility here and abroad.
JANUARY 31, 1999      Investors flocked to securities perceived as safe and
                   liquid, especially U.S. Treasuries. Even high-quality corporate bonds went out of favor, and high-yield bonds plummeted. Beginning in late September, the U.S. Federal
                   Reserve Board intervened to pump liquidity and confidence into markets. Numerous interest rate cuts in other countries followed. Investors responded favorably, and by the close of the reporting period, bond market volatility had generally subsided.
     On the pages that follow, your Funds managers offer detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industry-wide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industrys systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on AIM Limited Maturity Treasury Fund. Please contact Institutional Customer Service at 800-659-1005 during normal business hours if you have any questions.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                             THE MANAGERS' OVERVIEW


FUND PROVIDES SAFE HAVEN IN VOLATILE MARKETS

A roundtable discussion with the Fund management team for AIM Limited
Maturity Treasury Fund Institutional Class about the six-month period ended January 31, 1999.
-------------------------------------------------------------------------------

Q. HOW DID AIM LIMITED MATURITY TREASURY FUND INSTITUTIONAL CLASS PERFORM DURING THE REPORTING PERIOD, GIVEN THE TURBULENCE IN THE MARKETS?

A. The Fund held true to its investment discipline and provided attractive current income. Despite the ups and downs in both fixed-income and equity markets, the Funds net asset value remained relatively stable.
        As of January 31, 1999, the Funds 30-day SEC yield at maximum offering price was 3.96%. Cumulative total return for the six-month period ended January 31, 1999, was 3.35%. The Funds net asset value (NAV) per share remained within a range of $10.07 and $10.27 during the reporting period.

Q.  WHAT WAS THE MARKET ENVIRONMENT LIKE DURING THE REPORTING PERIOD?

A. After experiencing the effects of the Asian financial crisis early in 1998, U.S. markets succumbed to another wave of the "Asian contagion" during the summer.
        A number of events converged to create the sharp downturn. Currency devaluations occurred in Thailand, Malaysia, Indonesia and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia effectively defaulted on much of its government debt. Fears of a global credit crunch then spread to Latin America.
       Investor sentiment in the face of this global instability caused a capital flight to safe havens as preservation of capital quickly became the leading investment objective. In an attempt to calm the nerves of investors, the Federal Reserve Board (the Fed) cut the federal funds rate by 0.25% on September 29. Few people were assuaged by the action. Two weeks later, in an unusual inter-meeting move, the Fed lowered the federal funds rate and the discount rate by 0.25%, igniting a fierce market rally. Both rates were lowered by 0.25% again in November.
        Widespread speculation that the U.S. economy would slow down at the end of 1998 was never borne out.

===============================================================================
Yield Curve -- U.S. Treasury Securities
As of  1/31/99
-------------------------------------------------------------------------------
 3 mo.         4.457
 6 mo.         4.454
 1 yr.         4.497
 2 yrs.        4.566
 5 yrs.        4.542
10 yrs.        4.651
30 yrs.        5.091

    Source: Bloomberg

Government securities, such as U.S. Treasury bills, notes and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
===============================================================================

    Instead, inflation increased at its slowest pace in almost 40 years during the fourth quarter, and the economy grew at an annual rate of 6.1% during the same period, beating most forecasts. The Fed elected to leave interest rates unchanged at its last two policy meetings during the reporting period, appearing to adopt a "wait" and see attitude.

Q.  HOW DID THE MARKET ENVIRONMENT AFFECT U.S. TREASURY SECURITIES?

A. The "flight to quality" meant that investors pulled their money out of nearly any market that was perceived to be a risky investment. As a result, demand for U.S. investment-grade bonds, particularly Treasuries, rose sharply. The price of U.S. Treasury securities climbed, sending their yields to historic lows.
        Since that time, U.S. markets have remained rather unsettled, due partially to domestic political uncertainty and mixed corporate earnings reports. Thus, the demand for short-term Treasuries remains robust.

Q.  WHAT WAS YOUR STRATEGY DURING THIS PERIOD?

A. A "flight to quality" often greatly affects the shorter-term Treasury securities because they are the most liquid securities. However, increased demand for the Treasury securities in which the Fund invests did not affect our strategy. We use a laddered portfolio approach, buying two-year Treasury notes every month and selling them after one year, a strategy called "rolling down the yield curve". This generally results in NAV and yield stability, so our strategy does not change based on market conditions.

Q.  WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A. In 1998, the Consumer Price Index rose just 1.6%, its lowest annual increase since 1986, and unemployment is now at a 28-year low. Clearly, the U.S. economy is still showing steady growth, and there is little evidence to suggest that this growth will either accelerate or decelerate rapidly. Therefore, we believe interest rates should remain fairly steady. But because many foreign economies are slowing, we think overseas interest rates will probably continue to fall. Based on these factors, U.S. Treasuries should continue to see demand from both domestic and foreign investors in 1999 because U.S. Treasuries continue to offer investors what we believe is the highest quality, most liquid vehicle available in the financial markets.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/99

10 years                      6.77%
5 years                       5.56
1 year                        5.74

STABILITY OF NET ASSET VALUE

7/31/98 1/31/99
(line chart)

7/31/98                       10.07
8/31/98                       10.14
9/30/98                       10.21
10/31/98                      10.22
11/30/98                      10.16
12/31/98                      10.16
1/31/99                       10.15

Source: Towers Data Systems HYPO. There is no guarantee the Fund will maintain a constant NAV. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Past performance cannot guarantee comparable future results.
===============================================================================

SCHEDULE OF INVESTMENTS

January 31, 1999
(Unaudited)

                                                                   PRINCIPAL
                                                                    AMOUNT         MARKET
                                                       MATURITY     (000s)         VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES-98.60%

5.50%                                                  02/29/00   $    33,200   $ 33,499,132
--------------------------------------------------------------------------------------------
5.50%                                                  03/31/00        34,743     35,078,617
--------------------------------------------------------------------------------------------
5.625%                                                 04/30/00        34,700     35,105,990
--------------------------------------------------------------------------------------------
5.50%                                                  05/31/00        34,700     35,082,394
--------------------------------------------------------------------------------------------
5.375%                                                 06/30/00        34,540     34,883,673
--------------------------------------------------------------------------------------------
5.375%                                                 07/31/00        34,700     35,067,126
--------------------------------------------------------------------------------------------
5.125%                                                 08/31/00        34,830     35,085,652
--------------------------------------------------------------------------------------------
4.50%                                                  09/30/00        34,900     34,825,314
--------------------------------------------------------------------------------------------
4.00%                                                  10/31/00        34,960     34,597,465
--------------------------------------------------------------------------------------------
4.625%                                                 11/30/00        34,000     34,005,440
--------------------------------------------------------------------------------------------
4.625%                                                 12/31/00        34,500     34,518,630
--------------------------------------------------------------------------------------------
4.50%                                                  01/31/01        35,000     34,956,250
--------------------------------------------------------------------------------------------
         Total U. S. Treasury Securities (Cost $414,559,460)                     416,705,683
============================================================================================
         TOTAL INVESTMENTS-98.60%                                                416,705,683
============================================================================================
         OTHER ASSETS LESS LIABILITIES-1.40%                                       5,926,765
============================================================================================
         NET ASSETS-100.00%                                                     $422,632,448
============================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1999
(UNAUDITED)

ASSETS:

Investments, at market value (cost $414,559,460)              $  416,705,683
----------------------------------------------------------------------------
Cash                                                                 413,218
----------------------------------------------------------------------------
Receivables for:
  Investments sold                                                31,585,010
----------------------------------------------------------------------------
  Fund shares sold                                                 4,680,983
----------------------------------------------------------------------------
  Interest                                                         6,275,765
----------------------------------------------------------------------------
Investment in deferred compensation plan                              29,778
----------------------------------------------------------------------------
Other assets                                                          73,562
----------------------------------------------------------------------------
    Total assets                                                 459,763,999
----------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                           34,963,751
----------------------------------------------------------------------------
  Fund shares reacquired                                           1,220,816
----------------------------------------------------------------------------
  Dividends                                                          492,295
----------------------------------------------------------------------------
  Deferred compensation                                               29,778
----------------------------------------------------------------------------
Accrued advisory fees                                                 71,140
----------------------------------------------------------------------------
Accrued distribution fees                                             74,861
----------------------------------------------------------------------------
Accrued transfer agent fees                                           68,911
----------------------------------------------------------------------------
Accrued operating expenses                                           209,999
----------------------------------------------------------------------------
    Total liabilities                                             37,131,551
----------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $  422,632,448
----------------------------------------------------------------------------

NET ASSETS:

Class A                                                       $  402,107,015
============================================================================
Institutional Class                                           $   20,525,433
============================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:
Class A                                                           39,610,083
----------------------------------------------------------------------------
Institutional Class                                                2,021,882
============================================================================
Class A:
  Net asset value and redemption price per share              $        10.15
----------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.15 divided by 99.00%)             $        10.25
============================================================================
Institutional Class:
  Net asset value and offering price per share                $        10.15
============================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 1999
(UNAUDITED)

INVESTMENT INCOME:

Interest                                                      $11,380,508
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     431,775
-------------------------------------------------------------------------
Administrative services fees                                       33,132
-------------------------------------------------------------------------
Transfer agent fees-Class A                                       259,598
-------------------------------------------------------------------------
Transfer agent fees-Institutional Class                             3,905
-------------------------------------------------------------------------
Distribution fees-Class A (See Note 2)                            292,229
-------------------------------------------------------------------------
Other                                                              95,104
-------------------------------------------------------------------------
    Total expenses                                              1,115,743
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (2,094)
-------------------------------------------------------------------------
    Net expenses                                                1,113,649
-------------------------------------------------------------------------
Net investment income                                          10,266,859
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,870,966
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities            1,445,705
-------------------------------------------------------------------------
      Net gain from investment securities                       3,316,671
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $13,583,530
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JANUARY 31, 1999 AND THE YEAR ENDED JULY 31, 1998 (UNAUDITED)

                                                         JANUARY 31,        JULY 31,
                                                             1999             1998
                                                         ------------    --------------
OPERATIONS:

  Net investment income                                  $ 10,266,859    $   22,758,619
---------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities       1,870,966         1,855,056
---------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of
    investment securities                                   1,445,705        (1,793,413)
---------------------------------------------------------------------------------------
    Net increase in net assets resulting from
       operations                                          13,583,530        22,820,262
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
  Class A                                                  (9,240,724)      (20,003,878)
---------------------------------------------------------------------------------------
  Institutional Class                                      (1,055,543)       (2,754,741)
---------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:
  Class A                                                  53,938,118       (44,498,315)
---------------------------------------------------------------------------------------
  Institutional Class                                     (30,557,480)        1,723,996
---------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                  26,667,901       (42,712,676)
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                     395,964,547       438,677,223
---------------------------------------------------------------------------------------
  End of period                                          $422,632,448    $  395,964,547
=======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                          $424,032,642    $  400,652,004
---------------------------------------------------------------------------------------
  Undistributed net investment income                          59,434            88,842
---------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of
    investment securities                                  (3,605,851)       (5,476,817)
---------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities          2,146,223           700,518
---------------------------------------------------------------------------------------
                                                         $422,632,448    $  395,964,547
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate series portfolios. The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.
B. Securities Transactions and Investment Income-Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.
C. Dividends and Distributions to Shareholders-It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $5,440,638, which expires, if not previously utilized, through the year 2005.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended January 31, 1999, the Fund reimbursed AIM $33,132 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 1999, the Fund paid AFS $101,377 for such services.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Class A shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended January 31, 1999, the Fund paid AIM Distributors $292,229 as compensation under the Plan.
  AIM Distributors received commissions of $33,439 during the six months ended January 31, 1999 from sales of Class A shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC and AFS.
  During the six months ended January 31, 1999, the Fund paid legal fees of $2,107 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

The Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,094 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $2,094 during the six months ended January 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended January 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 1999 was $376,570,142 and $355,291,326, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of January 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $2,458,917
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (319,641)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $2,139,276
------------------------------------------------------------------------
Cost of investments for tax purposes is $414,566,407.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 1999 and the year ended July 31, 1998 were as follows:

                                     JANUARY 31, 1999                JULY 31, 1998
                                ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
                                -----------   -------------   -----------   -------------
Sold:
  Class A                        31,262,155   $ 317,899,291    22,832,451   $ 229,871,705
-----------------------------------------------------------------------------------------
  Institutional Class               194,716       1,977,974     1,450,340      14,604,304
-----------------------------------------------------------------------------------------
Issued as a reinvestment of
  dividends:
  Class A                           761,506       7,746,222     1,671,295      16,825,885
-----------------------------------------------------------------------------------------
  Institutional Class                 1,350          13,707         4,391          44,205
-----------------------------------------------------------------------------------------
Reacquired:
  Class A                       (26,713,580)   (271,707,395)  (28,922,414)   (291,195,905)
-----------------------------------------------------------------------------------------
  Institutional Class            (3,200,610)    (32,549,161)   (1,281,958)    (12,924,513)
-----------------------------------------------------------------------------------------
                                  2,305,537   $  23,380,638    (4,245,895)  $ (42,774,319)
=========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class outstanding during the six months ended January 31, 1999, each of the years in the four-year period ended July 31, 1998, and the eleven months ended July 31, 1994.

                                                                                 JULY 31,
                                               JANUARY 31,   -------------------------------------------------
                                                  1999        1998      1997      1996       1995       1994
                                               -----------   -------   -------   -------   --------   --------
Net asset value, beginning of period             $ 10.07     $ 10.07   $  9.97   $ 10.03   $   9.96   $  10.24
---------------------------------------------    -------     -------   -------   -------   --------   --------
Income from investment operations:
  Net investment income                             0.25        0.56      0.56      0.58       0.57       0.37
---------------------------------------------    -------     -------   -------   -------   --------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.08          --      0.10     (0.06)      0.07      (0.20)
---------------------------------------------    -------     -------   -------   -------   --------   --------
    Total from investment operations                0.33        0.56      0.66      0.52       0.64       0.17
---------------------------------------------    -------     -------   -------   -------   --------   --------
Less distributions:
  Dividends from net investment income             (0.25)      (0.56)    (0.56)    (0.58)     (0.57)     (0.37)
---------------------------------------------    -------     -------   -------   -------   --------   --------
  Distributions from net realized gains               --          --        --        --         --      (0.08)
---------------------------------------------    -------     -------   -------   -------   --------   --------
    Total distributions                            (0.25)      (0.56)    (0.56)    (0.58)     (0.57)     (0.45)
---------------------------------------------    -------     -------   -------   -------   --------   --------
Net asset value, end of period                   $ 10.15     $ 10.07   $ 10.07   $  9.97   $  10.03   $   9.96
=============================================    =======     =======   =======   =======   ========   ========

Total return(a)                                     3.35%       5.66%     6.79%     5.27%      6.61%      1.72%
=============================================    =======     =======   =======   =======   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $20,525     $50,609   $48,866  $143,468   $129,530   $134,971
=============================================    =======     =======   =======   =======   ========   ========
Ratio of expenses to average net assets             0.31%(b)    0.32%     0.31%     0.27%      0.28%      0.25%(c)
=============================================    =======     =======   =======   =======   ========   ========
Ratio of net investment income to average net
  assets                                            4.96%(b)    5.51%     5.56%     5.72%      5.70%      3.98%(c)
=============================================    =======     =======   =======   =======   ========   ========
Portfolio turnover rate                               82%        133%      130%      117%       120%       120%
=============================================    =======     =======   =======   =======   ========   ========

(a) Total returns are not annualized for the periods less than one year.
(b) Ratios are annualized and based on average net assets of $41,793,488.
(c) Annualized.

                         TRUSTEES

Charles T. Bauer                            Robert H. Graham        AIM INVESTMENT
Bruce L. Crockett                               Owen Daly II        SECURITIES FUNDS
Edward K. Dunn, Jr.                         Lewis F. Pennock
Jack Fields                                  Ian W. Robinson
Carl Frishling                                Louis S. Sklar

                         OFFICERS
Charles T. Bauer                                    Chairman
Robert H. Graham                                   President
John J. Arthur                Sr. Vice President & Treasurer
Gary T. Crum                              Sr. Vice President
Carol F. Relihan              Sr. Vice President & Secretary
Melville B. Cox                               Vice President        AIM LIMITED MATURITY
Karen Dunn Kelley                             Vice President        TREASURY FUND
Dana R. Sutton          Vice President & Assistant Treasurer
Renee A. Friedli                         Assistant Secretary        INSTITUTIONAL CLASS
P. Michelle Grace                        Assistant Secretary
Jeffrey H. Kupor                         Assistant Secretary
Nancy L. Martin                          Assistant Secretary
Ofelia M. Mayo                           Assistant Secretary
Lisa A. Moss                             Assistant Secretary
Kathleen J. Pueger                       Assistant Secretary
Samuel D. Sirko                          Assistant Secretary
Stephen I. Winer                         Assistant Secretary
Mary J. Benson                           Assistant Treasurer        SEMI-
Sheri Morris                             Assistant Treasurer        ANNUAL
                                                                    REPORT


                 INVESTMENT ADVISOR
                A I M Advisors, Inc.
            11 Greenway Plaza, Suite 100
                  Houston, TX 77046
                    800-347-1919                                    January 31, 1999

                     DISTRIBUTOR
               Fund Management Company
            11 Greenway Plaza, Suite 100
                  Houston, TX 77046
                    800-659-1005

                      CUSTODIAN                                     [LOGO APPEARS HERE]
                The Bank of New York                                Fund Management Company
          90 Washington Street, 11th Floor
                 New York, NY 10286

                LEGAL COUNSEL TO FUND
       Ballard Spahr Andrews & Ingersoll, LLP
           1735 Market Street, 51st Floor
             Philadelphia, PA 19103-7599

              LEGAL COUNSEL TO TRUSTEES
        Kramer, Levin, Naftalis & Frankel LLP
                  919 Third Avenue
                 New York, NY 10022

                   TRANSFER AGENT
              A I M Fund Services, Inc.
                    P.O. Box 4739
               Houston, TX 77210-47392




This report may be distributed only to current shareholders or to persons who have received a current prospectus.

LTD-SAR-2
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